EXHIBIT 99

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.

     The collateral information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                               WFMBS 05-9 Group 1
                               600MM 30YR JUMBO'A'



PASSTHRU :                   5.50%
GWAC :                       5.807%    +/- 5bps
WAM :                        359       +/-  2months


WALTV :                      68%                           (max +2%)
BALANCE :                    532 avg                       (max 535k)
OCCUPANCY :                  95% owner occ                 (min -5%)
TYPE :                       92% sfd                       (min -3%)
PURPOSE :                    30% cashout refi              (max +5%)
GEOGRAPHICS :                36% CA                        (max 40%)
WA FICO :                    747 avg                       (min -5)
DOCUMENTATION :              55% full                      (min -2%)
INTEREST ONLY:               19%                           (max 20%)

Credit Support :             3.10% estimated
SETTLEMENT :                 09/30/05


                             All numbers approximate


                      [RBS GREENWICH CAPITAL LOGO OMITTED]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.

      The collateral information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                               WFMBS 05-9 Group 2
                               300MM 30YR JUMBO'A'



PASSTHRU :                   5.25%
GWAC :                       5.807%    +/- 5bps
WAM :                        359       +/-  2months


WALTV :                      68%                           (max +2%)
BALANCE :                    532 avg                       (max 535k)
OCCUPANCY :                  95% owner occ                 (min -5%)
TYPE :                       92% sfd                       (min -3%)
PURPOSE :                    30% cashout refi              (max +5%)
GEOGRAPHICS :                36% CA                        (max 40%)
WA FICO :                    747 avg                       (min -5)
DOCUMENTATION :              55% full                      (min -2%)
INTEREST ONLY :              19%                           (max 20%)

Credit Support :             3.10% estimated
SETTLEMENT :                 09/30/05


                             All numbers approximate


                      [RBS GREENWICH CAPITAL LOGO OMITTED]

WFMBS 05-9 Gr1 Preliminary Structure      Deal Summary Report           WF059G1X

                                                            Assumptions

Settlement            30-Sep-05     Prepay                     300 PSA
1st Pay Date          25-Oct-05

Tranche          Balance            Coupon      Principal         Avg                                                         Dated
Name                                            Window           Life              Notes                                      Date
PO1            3,787,000.00         0.000    10/05 - 08/35       5.703          Ratio Strip PO                              1-Sep-05
1A11          51,561,000.00         5.500    10/10 - 08/35      10.953          Super Sr NAS                                1-Sep-05
1A12           6,200,000.00         5.500    10/10 - 08/35      10.953          Mezz NAS                                    1-Sep-05
1A1           37,700,000.00         4.750    03/06 - 01/12       3.477          PAC                                         1-Sep-05
1A5            5,140,909.00         5.500    10/05 - 01/12       3.477          PAC IO                                      1-Sep-05
1A13          81,479,000.00         5.500    03/06 - 01/12       3.477          PAC                                         1-Sep-05
1A2          100,000,000.00         5.500    10/05 - 02/13       3.536          TAC, AD                                     1-Sep-05
1A3           11,111,000.00         5.500    09/07 - 03/08       2.243          Support Z                                   1-Sep-05
1A8           87,865,000.00         5.500    10/05 - 02/13       3.450          Sequential                                  1-Sep-05
1A9           50,000,000.00         5.500    10/05 - 03/20       3.990          Sequential                                  1-Sep-05
1A6           43,650,000.00         5.500    10/05 - 05/10       2.584          Sequential                                  1-Sep-05
1A7           15,666,000.00         5.500    05/10 - 02/13       5.862          Sequential                                  1-Sep-05
1A4           10,000,000.00         5.500    03/20 - 08/35      18.286          Sequential                                  1-Sep-05
1A10          34,700,000.00         5.500    02/13 - 08/35      10.830          Sequential                                  1-Sep-05
1A14          17,996,000.00         5.500    10/05 - 03/14       6.818          Sequential, AD                              1-Sep-05
1A15          19,685,000.00         5.500    03/14 - 08/16       9.559          Sequential, AD                              1-Sep-05
1A16          10,000,000.00         5.500    08/16 - 08/35      14.021          Z                                           1-Sep-05
SUBS          18,600,000.00         5.500    10/05 - 08/35      10.467                                                      1-Sep-05

Assumed Collateral                                                                            Initial       Rem.
          #         Balance               WAC              Net             WAM      Age      IO Period   IO Period
            1       213,840,000      5.9460000000     5.5000000000         359       1            0          0
            2       272,160,000      5.6980104167     5.4380104167         359       1            0          0
            3        50,160,000      5.9460000000     5.5000000000         359       1          120        119
            4        63,840,000      5.6980104167     5.4380104167         359       1          120        119

Super Senior/Mezzanine
1A12 supports 1A11.

Notional Bonds
1A5 reduces with 1A1 (13.6363633952%).

Senior Pay Rules
Accruals:
Pay 1A3 accrual to 1A2 to its schedule, then to 1A3.
Pay 1A16 accrual to 1A14 until retired, then to 1A15 until retired, then to 1A16.

Principal Distribution:
Concurrently, pay PO1 the po-fraction of principal from the discount loans and the remaining principal as follows:
1. Pay 1A11 and 1A12 pro rata the Priority Amount.
2. Concurrently,
      a)Pay 54.3979704400% as follows:
        1) Pay 1A1 and 1A13 pro rata to schedule.
        2) Pay 1A2 to schedule.
        3) Pay 1A3 until retired.
        4) Pay 1A2 until retired
        5) Pay 1A1 and 1A13 pro rata until retired.
      b)Pay 45.6020295600% as follows:
        1) Pay 30.7252412550% to 1A6, 45.5134082350% to 1A8 and 23.7613505100%
        to 1A9 until 1A6 is retired.
        2) Pay 30.7252412550% to 1A7, 45.5134082350% to 1A8 and 23.7613505100%
        to 1A9 until 1A7 and 1A8 are retired.
3. Concurrently, pay 5.2809333743% to 1A9, 39.8969618227% to 1A10 and
   54.8221048031% as follows:
      a)Pay 1A14 until retired.
      b)Pay 1A15 until retired.
      c)Pay 1A16 until retired.
until 1A9 is retired.
4. Concurrently, pay 54.5230822378% to 1A4, 19.1554975825% to 1A10 and
   26.3214201796% as follows:
      a)Pay 1A14 until retired.
      b)Pay 1A15 until retired.
      c)Pay 1A16 until retired.
until all are retired.
5. Pay 1A11 and 1A12 pro rata without regard to the Priority Amount until they are retired.

Priority Amount:
Priority Amount = the sum of
      (i) the product of (A) Scheduled Amortization, (B) the Shift Percentage and (C) the Priority Percentage, and
      (ii) the product of (A) Unscheduled Amortization, (B) the Prepay Shift Percentage and (C) the Priority Percentage

Shift Percentage =
Months 1-60                                                     0%
Months 61 and on                                              100%

Prepay Shift Percentage =
Months 1-60                                                     0%
Months 61-72                                                   30%
Months 73-84                                                   40%
Months 85-96                                                   60%
Months 97-108                                                  80%
Months 109 and on                                             100%

Priority Percentage =           1A11 Balance + 1A12 Balance
                                ===========================
                                Non-PO Collateral Balance

This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein. The information herein has been provided to you solely by the underwriter and not by the issuer of the certificates. The underwriter is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the certificates.

Schedules

This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein. The information herein has been provided to you solely by the underwriter and not by the issuer of the certificates. The underwriter is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the certificates.


                                PACs                   TAC
                             (1A1, 1A13)              (1A2)
            Date

          30-Sep-05        119,179,000.00         100,000,000.00
          25-Oct-05        119,179,000.00          97,440,767.97
          25-Nov-05        119,179,000.00          94,899,345.91
          25-Dec-05        119,179,000.00          92,375,607.06
          25-Jan-06        119,179,000.00          89,869,425.56
          25-Feb-06        119,179,000.00          87,380,676.38
          25-Mar-06        118,436,890.13          85,651,345.25
          25-Apr-06        117,627,037.91          84,006,941.34
          25-May-06        116,749,788.22          82,446,997.32
          25-Jun-06        115,805,529.53          80,971,003.10
          25-Jul-06        114,794,693.70          79,578,406.06
          25-Aug-06        113,717,755.66          78,268,611.29
          25-Sep-06        112,575,233.14          77,040,981.95
          25-Oct-06        111,367,686.29          75,894,839.57
          25-Nov-06        110,095,717.26          74,829,464.50
          25-Dec-06        108,759,969.77          73,844,096.34
          25-Jan-07        107,361,128.57          72,937,934.42
          25-Feb-07        105,899,918.93          72,110,138.39
          25-Mar-07        104,377,106.02          71,359,828.76
          25-Apr-07        102,793,494.31          70,686,087.54
          25-May-07        101,149,926.85          70,087,958.92
          25-Jun-07         99,447,284.58          69,564,449.98
          25-Jul-07         97,686,485.56          69,114,531.47
          25-Aug-07         95,868,484.14          68,737,138.57
          25-Sep-07         93,994,270.15          68,431,171.76
          25-Oct-07         92,064,868.02          68,195,497.69
          25-Nov-07         90,081,335.82          68,028,950.07
          25-Dec-07         88,044,764.33          67,930,330.67
          25-Jan-08         85,956,276.06          67,872,712.99
          25-Feb-08         83,817,024.18          67,814,831.24
          25-Mar-08         81,692,208.08          67,756,684.19
          25-Apr-08         79,581,734.03          67,698,270.63
          25-May-08         77,485,508.88          67,639,589.34
          25-Jun-08         75,403,440.13          67,580,639.10
          25-Jul-08         73,335,435.85          67,521,418.67
          25-Aug-08         71,281,404.73          67,461,926.82
          25-Sep-08         69,241,256.03          67,402,162.29
          25-Oct-08         67,214,899.62          67,342,123.84
          25-Nov-08         65,202,245.96          67,281,810.21
          25-Dec-08         63,203,206.10          67,221,220.15
          25-Jan-09         61,217,691.63          67,160,352.38
          25-Feb-09         59,245,614.77          67,099,205.64
          25-Mar-09         57,286,888.28          67,037,778.64
          25-Apr-09         55,341,425.49          66,976,070.10
          25-May-09         53,409,140.31          66,914,078.73
          25-Jun-09         51,489,947.20          66,851,803.23
          25-Jul-09         49,583,761.18          66,789,242.30
          25-Aug-09         47,690,497.83          66,726,394.64
          25-Sep-09         45,810,073.27          66,663,258.92
          25-Oct-09         43,942,404.18          66,599,833.83
          25-Nov-09         42,087,407.77          66,536,118.04
          25-Dec-09         40,245,001.81          66,472,110.22
          25-Jan-10         38,415,104.58          66,407,809.04
          25-Feb-10         36,597,634.91          66,343,213.14
          25-Mar-10         34,792,512.17          66,278,321.17
          25-Apr-10         32,999,656.23          66,213,131.78
          25-May-10         31,218,987.50          66,147,643.61
          25-Jun-10         29,450,426.91          66,081,855.28
          25-Jul-10         27,693,895.91          66,015,765.43
          25-Aug-10         25,949,316.43          65,949,372.66
          25-Sep-10         24,216,610.96          65,882,675.59
          25-Oct-10         22,612,672.43          65,815,672.83
          25-Nov-10         21,020,290.79          65,748,362.97
          25-Dec-10         19,439,390.38          65,680,744.61
          25-Jan-11         17,869,896.01          65,612,816.33
          25-Feb-11         16,311,733.00          65,544,576.71
          25-Mar-11         14,764,827.15          65,476,024.33
          25-Apr-11         13,229,104.75          65,407,157.75
          25-May-11         11,704,492.56          65,337,975.53
          25-Jun-11         10,190,917.84          65,268,476.22
          25-Jul-11          8,688,308.32          65,198,658.38
          25-Aug-11          7,196,592.18          65,128,520.54
          25-Sep-11          5,715,698.11          65,058,061.23
          25-Oct-11          4,271,046.33          64,987,278.99
          25-Nov-11          2,836,894.07          64,916,172.32
          25-Dec-11          1,413,171.78          64,844,739.75
          25-Jan-12                     0            64772979.78
                                                     64700890.92
                                                     64628471.64
                                                     64555720.44
                                                     64172745.39
                                                     62844791.37
                                                     61526428.87
                                                     60217585.42
                                                     58918189.04
                                                     57679974.49
                                                     56450562.15
                                                     55229883.86
                                                     54017871.89
                                                     52814458.99
                                                     51619578.37
                                                     50433163.69
                                                     49255149.05
                                                     48085469.04
                                                     46924058.65
                                                     45770853.34
                                                     44625788.99
                                                     43537238.66
                                                     42456088.24
                                                     41382279.44
                                                     40315754.34
                                                     39256455.42
                                                     38204325.54
                                                     37159307.97
                                                     36121346.36
                                                     35090384.73
                                                     34066367.49
                                                     33049239.43
                                                     32038945.72
                                                     31079907.55
                                                      30126897.7
                                                     29179869.28
                                                     28238775.72
                                                     27303570.74
                                                     26374208.37
                                                     25450642.94
                                                     24532829.09
                                                     23620721.71
                                                     22714276.04
                                                     21813447.58
                                                      20873053.7
                                                     19938597.12
                                                     19010031.19
                                                     18087309.53
                                                     17170386.09
                                                     16259215.11
                                                     15353751.12
                                                     14453948.96
                                                     13559763.75
                                                     12671150.91
                                                     11788066.13
                                                     10910465.42
                                                     10038305.04
                                                      9171541.56
                                                      8310131.82
                                                      7454032.92
                                                      6603202.27
                                                      5757597.54
                                                      4917176.65
                                                      4081897.83
                                                      3251719.55
                                                      2426600.55
                                                      1606499.85
                                                       791376.71
                                                               0

WFMBS 05-9 Gr2 Preliminary Structure v2       Deal Summary Report       WF059G2X

                                                              Assumptions

Settlement           30-Sep-05      Prepay                       300 PSA
1st Pay Date         25-Oct-05

Tranche             Balance           Coupon      Principal         Avg                                                       Dated
Name                                               Window           Life           Notes                                      Date
PO2                 106,000.00        0.000    10/05 - 08/35       5.690        Ratio Strip PO                              1-Sep-05
2A6              25,559,000.00        5.250    10/10 - 08/35      10.890        Super Sr NAS                                1-Sep-05
2A12              3,500,000.00        5.250    10/10 - 08/35      10.890        Mezz NAS                                    1-Sep-05
2A5             196,947,000.00        5.250    10/05 - 02/13       3.448        Sequential                                  1-Sep-05
2A11             11,647,000.00        5.250    10/05 - 05/10       2.584        Sequential                                  1-Sep-05
2A1               2,652,000.00        5.250    02/13 - 02/14       7.900        Sequential                                  1-Sep-05
2A2               3,951,000.00        5.250    02/14 - 07/16       9.500        Sequential                                  1-Sep-05
2A3               2,414,000.00        5.250    07/16 - 02/19      12.000        Sequential                                  1-Sep-05
2A4               2,983,000.00        5.250    02/19 - 08/35      17.278        Sequential                                  1-Sep-05
2A7              10,000,000.00        5.125    05/10 - 08/35       9.992        Sequential                                  1-Sep-05
2A8               5,000,000.00        5.500    05/10 - 08/35       9.992        Sequential                                  1-Sep-05
2A9              20,936,000.00        5.250    02/13 - 03/20       9.990        Sequential                                  1-Sep-05
2A10              5,005,000.00        5.250    03/20 - 08/35      18.247        Sequential                                  1-Sep-05
SUBS              9,300,000.00        5.250    10/05 - 08/35      10.467                                                    1-Sep-05

Assumed Collateral                                                                       Initial           Rem.
          #        Balance            WAC              Net           WAM      Age       IO Period       IO Period
            1      230,850,000      5.82470          5.25000         359      1              0                0
            2       12,150,000      5.47290          5.21290         359      1              0                0
            3       54,150,000      5.82470          5.25000         359      1            120              119
            4        2,850,000      5.47290          5.21290         359      1            120              119

Super Senior/Mezzanine
2A12 supports 2A6.

Senior Pay Rules
Concurrently, pay PO2 the po-fraction of principal from the discount loans and the remaining principal as follows:
1. Pay 2A6 and 2A12 pro rata the Priority Amount.
2. Pay 92.5659416067% to 2A5 and 7.4340583933% to 2A11 until 2A11 is retired.
3. Pay 92.5659416067% to 2A5, 4.9560389289% to 2A7 and 2.4780194644% to 2A8
until 2A5 is retired.
4. Concurrently,
      a) pay 24.6047856308% to 2A1, 2A2, 2A3 and 2A4 sequentially until each is retired.
      b) pay 22.2058190318% to 2A7 and 2A8 pro rata until both are retired.
      c) pay 53.1893953374% to 2A9 and 2A10 sequentially until each is retired.
5. Pay 2A6 and 2A12 pro rata without regard to the Priority Amount until both are retired.

Priority Amount:
Priority Amount = the sum of
      (i) the product of (A) Senior Scheduled Amortization, (B) the Shift Percentage and (C) the Priority Percentage, and
      (ii) the product of (A) Senior Unscheduled Amortization, (B) the Prepay Shift Percentage and (C) the Priority Percentage

Shift Percentage =
Months 1-60                                               0%
Months 61 and on                                        100%

Prepay Shift Percentage =
Months 1-60                                               0%
Months 61-72                                             30%
Months 73-84                                             40%
Months 85-96                                             60%
Months 97-108                                            80%
Months 109 and on                                       100%

Priority Percentage =           2A6 Balance + 2A12 Balance
                                ===========================
                                Non-PO Senior Balance

      This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein. The information herein has been provided to you solely by the underwriter and not by the issuer of the certificates. The underwriter is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the certificates.

WF059G1X - Price/Yield - 1A9

Balance               $50,000,000.00   Delay           24               WAC            5.807126          WAM                     359
Coupon                5.5              Dated           9/1/2005         NET            5.465286          WALA                      1
Settle                9/30/2005        First Payment   10/25/2005       Contrib Wac    5.807819

Price                             100             200             250             300            400             600             800
                                Yield           Yield           Yield           Yield          Yield           Yield           Yield
              100-03+           5.490           5.456           5.439           5.422          5.391           5.339           5.297
              100-04+           5.485           5.449           5.431           5.413          5.380           5.325           5.280
              100-05+           5.480           5.442           5.423           5.404          5.368           5.310           5.262
              100-06+           5.475           5.435           5.415           5.395          5.357           5.295           5.245
              100-07+           5.470           5.428           5.406           5.385          5.346           5.281           5.227
              100-08+           5.466           5.421           5.398           5.376          5.335           5.266           5.210
              100-09+           5.461           5.414           5.390           5.367          5.323           5.251           5.193
              100-10+           5.456           5.407           5.382           5.358          5.312           5.237           5.175
              100-11+           5.451           5.400           5.374           5.349          5.301           5.222           5.158
              100-12+           5.446           5.393           5.366           5.339          5.290           5.208           5.141
              100-13+           5.442           5.386           5.358           5.330          5.278           5.193           5.123
              100-14+           5.437           5.379           5.350           5.321          5.267           5.178           5.106
              100-15+           5.432           5.372           5.342           5.312          5.256           5.164           5.089

                  WAL           9.198           5.601           4.652           3.990          3.147           2.345           1.946
             Mod Durn            6.46            4.43            3.82            3.37           2.76            2.12            1.79
     Principal Window   Oct05 - Nov32   Oct05 - Jun26   Oct05 - Feb23   Oct05 - Mar20  Oct05 - May15   Oct05 - Jan11   Oct05 - Oct09
Spread @ Center Price             125             137             138             138            136             132             127

               Prepay         100 PSA         200 PSA         250 PSA         300 PSA        400 PSA         600 PSA         800 PSA

          Yield Curve Mat      3MO      6MO      2YR      3YR      5YR     10YR     30YR
                      Yld 3.524923 3.820897 3.925267 3.951290 4.020573 4.246639 4.547895

This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein. The information herein has been provided to you solely by the underwriter and not by the issuer of the certificates. The underwriter is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the certificates.

WF059G2D - Price/Yield - HA

Balance               $10,000,000.00   Delay           24               WAC            5.80711           WAM                     359
Coupon                5.125            Dated           9/1/2005         NET            5.248145          WALA                      1
Settle                9/30/2005        First Payment   10/25/2005       Contrib Wac    5.807228

Price                             100             200             250             300            400             600             800
                                Yield           Yield           Yield           Yield          Yield           Yield           Yield
                96-17           5.437           5.510           5.558           5.612          5.740           6.019           6.226
                96-18           5.434           5.507           5.554           5.608          5.734           6.010           6.216
                96-19           5.431           5.503           5.550           5.604          5.728           6.001           6.205
                96-20           5.429           5.500           5.546           5.599          5.723           5.993           6.194
                96-21           5.426           5.497           5.542           5.595          5.717           5.984           6.184
                96-22           5.424           5.493           5.539           5.590          5.711           5.976           6.173
                96-23           5.421           5.490           5.535           5.586          5.706           5.967           6.162
                96-24           5.418           5.487           5.531           5.582          5.700           5.959           6.152
                96-25           5.416           5.483           5.527           5.577          5.694           5.950           6.141
                96-26           5.413           5.480           5.523           5.573          5.689           5.942           6.130
                96-27           5.411           5.477           5.519           5.568          5.683           5.933           6.120
                96-28           5.408           5.473           5.515           5.564          5.677           5.925           6.109
                96-29           5.405           5.470           5.512           5.560          5.671           5.916           6.099
                96-30           5.403           5.466           5.508           5.555          5.666           5.908           6.088
                96-31           5.400           5.463           5.504           5.551          5.660           5.899           6.077
                97-00           5.398           5.460           5.500           5.546          5.654           5.891           6.067
                97-01           5.395           5.456           5.496           5.542          5.649           5.882           6.056

                  WAL          21.279          14.503          11.994           9.992          7.138           4.358           3.407
             Mod Durn           12.30            9.56            8.36            7.30           5.64            3.77            3.02
     Principal Window   May17 - Aug35   Mar12 - Aug35   Feb11 - Aug35   May10 - Aug35  Jun09 - Aug35   Jul08 - Nov11   Feb08 - Feb10
Spread @ Center Price             108             127             136             145            168             204             225

               Prepay         100 PSA         200 PSA         250 PSA         300 PSA        400 PSA         600 PSA         800 PSA

          Yield Curve Mat      3MO      6MO      2YR      3YR      5YR     10YR     30YR
                        Yld 3.469184 3.762900 3.865687 3.876880 3.924477 4.125758 4.413599

This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein. The information herein has been provided to you solely by the underwriter and not by the issuer of the certificates. The underwriter is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the certificates.

vlog - Price/Yield - 2A1

Balance                  $2,652,000.00       Delay               24                   WAC                5.80711
Coupon                   5.25                Dated               9/1/2005             NET                5.248145
Settle                   9/30/2005           First Payment       10/25/2005           Contrib Wac        5.807228

Price                                      1                   2                   3                   4                   5
                                       Yield               Yield               Yield               Yield               Yield
                   96-16               5.576               5.619               5.674               5.741               5.816
                   96-24               5.554               5.594               5.645               5.706               5.775
                   97-00               5.533               5.569               5.615               5.671               5.734
                   97-08               5.511               5.544               5.586               5.636               5.693
                   97-16               5.490               5.519               5.556               5.601               5.653
                   97-24               5.468               5.494               5.527               5.567               5.612
                   98-00               5.447               5.469               5.498               5.532               5.572
                   98-08               5.426               5.445               5.469               5.498               5.531
                   98-16               5.404               5.420               5.440               5.464               5.491
                   98-24               5.383               5.395               5.411               5.430               5.451
                   99-00               5.362               5.371               5.382               5.396               5.411
                   99-08               5.341               5.347               5.353               5.362               5.371
                   99-16               5.320               5.322               5.325               5.328               5.332
                   99-24               5.299               5.298               5.296               5.294               5.292
                  100-00               5.279               5.274               5.268               5.261               5.252
                  100-08               5.258               5.250               5.240               5.227               5.213
                  100-16               5.237               5.226               5.211               5.194               5.174

                     WAL              19.730              15.410              12.141               9.699               7.900
                Mod Durn              11.944              10.276               8.735               7.396               6.294
           Mod Convexity               1.962               1.386               0.966               0.676               0.481
        Principal Window       Jul24 - May26       Apr20 - Jan22       Feb17 - Sep18       Oct14 - Feb16       Feb13 - Feb14
           Maturity #mos                 248                 196                 156                 125                 101

                  Prepay             100 PSA             150 PSA             200 PSA             250 PSA             300 PSA

Balance                  WAM                              359
Coupon                   WALA                               1
Settle

Price                                    6                  7                  8
                                     Yield              Yield              Yield
                   96-16             6.092              6.415              6.600
                   96-24             6.029              6.325              6.496
                   97-00             5.965              6.236              6.392
                   97-08             5.903              6.147              6.288
                   97-16             5.840              6.059              6.184
                   97-24             5.777              5.970              6.081
                   98-00             5.715              5.882              5.978
                   98-08             5.653              5.794              5.876
                   98-16             5.591              5.707              5.774
                   98-24             5.529              5.620              5.672
                   99-00             5.467              5.533              5.570
                   99-08             5.406              5.446              5.469
                   99-16             5.344              5.359              5.368
                   99-24             5.283              5.273              5.267
                  100-00             5.222              5.187              5.167
                  100-08             5.162              5.102              5.067
                  100-16             5.101              5.016              4.968

                     WAL             4.736              3.230              2.733
                Mod Durn             4.082              2.892              2.477
           Mod Convexity             0.200              0.102              0.076
        Principal Window     Apr10 - Aug10      Nov08 - Jan09      May08 - Jul08
           Maturity #mos                59                 40                 34

                  Prepay           500 PSA            800 PSA           1000 PSA

             Yield Curve Mat      3MO      6MO      2YR      3YR      5YR     10YR     30YR
                         Yld 3.454086 3.630036 3.733320 3.758985 3.821528 4.024051 4.290884

This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein. The information herein has been provided to you solely by the underwriter and not by the issuer of the certificates. The underwriter is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the certificates.

vlog - Price/Yield - 2A2

Balance                  $3,951,000.00       Delay               24                   WAC                5.80711
Coupon                   5.25                Dated               9/1/2005             NET                5.248145
Settle                   9/30/2005           First Payment       10/25/2005           Contrib Wac        5.807228

Price                                      1                   2                   3                   4                 5
                                       Yield               Yield               Yield               Yield             Yield
                   96-00               5.600               5.637               5.686               5.746             5.819
                   96-08               5.579               5.614               5.659               5.715             5.784
                   96-16               5.559               5.591               5.633               5.685             5.748
                   96-24               5.539               5.568               5.607               5.654             5.712
                   97-00               5.518               5.545               5.581               5.624             5.677
                   97-08               5.498               5.522               5.554               5.594             5.642
                   97-16               5.478               5.500               5.528               5.563             5.606
                   97-24               5.458               5.477               5.502               5.533             5.571
                   98-00               5.438               5.454               5.476               5.503             5.536
                   98-08               5.418               5.432               5.451               5.473             5.501
                   98-16               5.398               5.410               5.425               5.444             5.466
                   98-24               5.378               5.387               5.399               5.414             5.432
                   99-00               5.359               5.365               5.374               5.384             5.397
                   99-08               5.339               5.343               5.348               5.355             5.363
                   99-16               5.319               5.321               5.323               5.325             5.328
                   99-24               5.300               5.299               5.298               5.296             5.294
                  100-00               5.281               5.277               5.272               5.267             5.260
                  100-08               5.261               5.255               5.247               5.238             5.226
                  100-16               5.242               5.233               5.222               5.209             5.192
                  100-24               5.223               5.212               5.197               5.180             5.158
                  101-00               5.203               5.190               5.172               5.151             5.124

                     WAL              22.256              18.011              14.454              11.694             9.500
                Mod Durn              12.751              11.317               9.844               8.496             7.274
           Mod Convexity               2.297               1.732               1.261               0.912             0.654
        Principal Window       May26 - Sep29       Jan22 - Aug25       Sep18 - Dec21       Feb16 - Dec18     Feb14 - Jul16
           Maturity #mos                 288                 239                 195                 159               130

                  Prepay             100 PSA             150 PSA             200 PSA             250 PSA           300 PSA

Balance                  WAM                               359
Coupon                   WALA                                1
Settle

Price                                     6                  7                 8
                                      Yield              Yield             Yield
                   96-00              6.136              6.503             6.717
                   96-08              6.079              6.419             6.618
                   96-16              6.021              6.336             6.520
                   96-24              5.963              6.253             6.422
                   97-00              5.906              6.170             6.324
                   97-08              5.848              6.088             6.227
                   97-16              5.791              6.005             6.130
                   97-24              5.735              5.923             6.033
                   98-00              5.678              5.841             5.937
                   98-08              5.621              5.760             5.840
                   98-16              5.565              5.679             5.745
                   98-24              5.509              5.597             5.649
                   99-00              5.453              5.517             5.554
                   99-08              5.397              5.436             5.459
                   99-16              5.341              5.356             5.364
                   99-24              5.286              5.276             5.270
                  100-00              5.230              5.196             5.176
                  100-08              5.175              5.116             5.082
                  100-16              5.120              5.037             4.989
                  100-24              5.065              4.958             4.896
                  101-00              5.010              4.879             4.803

                     WAL              5.281              3.502             2.929
                Mod Durn              4.490              3.113             2.642
           Mod Convexity              0.242              0.118             0.086
        Principal Window      Aug10 - Jun11      Jan09 - May09     Jul08 - Oct08
           Maturity #mos                 69                 44                37


                  Prepay            500 PSA            800 PSA          1000 PSA

             Yield Curve Mat      3MO      6MO      2YR      3YR      5YR     10YR     30YR
                         Yld 3.454086 3.630036 3.733320 3.758985 3.821528 4.024051 4.290884

This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein. The information herein has been provided to you solely by the underwriter and not by the issuer of the certificates. The underwriter is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the certificates.

vlog - Price/Yield - 2A3

Balance                  $2,414,000.00       Delay               24                   WAC                5.80711
Coupon                   5.25                Dated               9/1/2005             NET                5.248145
Settle                   9/30/2005           First Payment       10/25/2005           Contrib Wac        5.807228

Price                                      1                   2                   3                   4                 5
                                       Yield               Yield               Yield               Yield             Yield
                   96-16               5.544               5.564               5.594               5.631             5.678
                   96-24               5.525               5.544               5.571               5.605             5.648
                   97-00               5.506               5.523               5.548               5.579             5.618
                   97-08               5.487               5.502               5.525               5.553             5.588
                   97-16               5.468               5.482               5.502               5.527             5.559
                   97-24               5.449               5.461               5.479               5.501             5.529
                   98-00               5.430               5.441               5.456               5.476             5.500
                   98-08               5.411               5.420               5.433               5.450             5.470
                   98-16               5.393               5.400               5.411               5.424             5.441
                   98-24               5.374               5.380               5.388               5.399             5.412
                   99-00               5.356               5.360               5.366               5.373             5.383
                   99-08               5.337               5.340               5.343               5.348             5.354
                   99-16               5.319               5.320               5.321               5.323             5.325
                   99-24               5.300               5.300               5.299               5.298             5.296
                  100-00               5.282               5.280               5.277               5.273             5.268
                  100-08               5.264               5.260               5.255               5.248             5.239
                  100-16               5.246               5.240               5.233               5.223             5.210

                     WAL              25.115              21.399              17.686              14.559            12.000
                Mod Durn              13.552              12.488              11.196               9.894             8.657
           Mod Convexity               2.669               2.184               1.688               1.274             0.949
        Principal Window       Sep29 - Jan32       Aug25 - Oct28       Dec21 - Feb25       Dec18 - Nov21     Jul16 - Feb19
           Maturity #mos                 316                 277                 233                 194               161

                  Prepay             100 PSA             150 PSA             200 PSA             250 PSA           300 PSA

Balance                  WAM                                359
Coupon                   WALA                                 1
Settle

Price                                     6                   7                  8
                                      Yield               Yield              Yield
                   96-16              5.943               6.258              6.439
                   96-24              5.891               6.181              6.348
                   97-00              5.840               6.105              6.257
                   97-08              5.789               6.028              6.166
                   97-16              5.738               5.952              6.075
                   97-24              5.688               5.876              5.985
                   98-00              5.637               5.801              5.895
                   98-08              5.587               5.725              5.805
                   98-16              5.537               5.650              5.716
                   98-24              5.487               5.575              5.627
                   99-00              5.437               5.501              5.538
                   99-08              5.387               5.426              5.449
                   99-16              5.337               5.352              5.361
                   99-24              5.288               5.278              5.273
                  100-00              5.239               5.204              5.185
                  100-08              5.190               5.131              5.097
                  100-16              5.141               5.058              5.010

                     WAL              6.045               3.820              3.155
                Mod Durn              5.042               3.369              2.829
           Mod Convexity              0.306               0.137              0.098
        Principal Window      Jun11 - Feb12       May09 - Sep09      Oct08 - Dec08
           Maturity #mos                 77                  48                 39

                  Prepay            500 PSA             800 PSA           1000 PSA

             Yield Curve Mat      3MO      6MO      2YR      3YR      5YR     10YR     30YR
                         Yld 3.454086 3.630036 3.733320 3.758985 3.821528 4.024051 4.290884


This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein. The information herein has been provided to you solely by the underwriter and not by the issuer of the certificates. The underwriter is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the certificates.

vlog - Price/Yield - 2A4

Balance                  $2,983,000.00       Delay               24                   WAC                5.80711
Coupon                   5.25                Dated               9/1/2005             NET                5.248145
Settle                   9/30/2005           First Payment       10/25/2005           Contrib Wac        5.807228

Price                                      1                   2                   3                   4                   5
                                       Yield               Yield               Yield               Yield               Yield
                   18-16              29.578              29.633              29.794              30.173              30.901
                   26-16              20.610              20.739              21.033              21.569              22.405
                   34-16              15.968              16.128              16.453              16.985              17.751
                   42-16              13.097              13.255              13.558              14.030              14.682
                   50-16              11.107              11.248              11.509              11.906              12.442
                   58-16               9.619               9.737               9.952              10.272              10.699
                   66-16               8.447               8.541               8.709               8.956               9.283
                   74-16               7.490               7.559               7.682               7.862               8.098
                   82-16               6.685               6.731               6.812               6.929               7.083
                   90-16               5.993               6.017               6.059               6.119               6.197
                   98-16               5.389               5.391               5.397               5.404               5.413
                  106-16               4.853               4.836               4.807               4.766               4.712
                  114-16               4.374               4.338               4.277               4.190               4.078
                  122-16               3.940               3.887               3.796               3.667               3.500
                  130-16               3.544               3.475               3.356               3.187               2.970
                  138-16               3.181               3.096               2.951               2.745               2.481
                  146-16               2.846               2.746               2.576               2.336               2.027
                  154-16               2.534               2.421               2.227               1.954               1.604
                  162-16               2.244               2.117               1.901               1.597               1.208
                  170-16               1.972               1.833               1.596               1.262               0.836
                  178-16               1.717               1.565               1.308               0.947               0.485

                     WAL              28.074              26.039              23.218              20.171              17.278
                Mod Durn              14.256              13.763              12.981              12.002              10.931
           Mod Convexity               3.038               2.783               2.418               2.016               1.633
        Principal Window       Jan32 - Aug35       Oct28 - Aug35       Feb25 - Aug35       Nov21 - Aug35       Feb19 - Aug35
           Maturity #mos                 359                 359                 359                 359                 359

                  Prepay             100 PSA             150 PSA             200 PSA             250 PSA             300 PSA

Balance                  WAM                               359
Coupon                   WALA                                1
Settle

Price                                     6                  7                   8
                                      Yield              Yield               Yield
                   18-16             42.259             62.615              74.310
                   26-16             32.138             47.815              56.562
                   34-16             25.773             38.086              44.832
                   42-16             21.200             30.930              36.191
                   50-16             17.662             25.314              29.409
                   58-16             14.794             20.717              23.860
                   66-16             12.391             16.841              19.185
                   74-16             10.330             13.500              15.158
                   82-16              8.529             10.570              11.631
                   90-16              6.933              7.966               8.500
                   98-16              5.502              5.625               5.689
                  106-16              4.206              3.503               3.142
                  114-16              3.024              1.563               0.818
                  122-16              1.938             -0.221              -1.319
                  130-16              0.934             -1.872              -3.293
                  138-16              0.001             -3.407              -5.127
                  146-16             -0.869             -4.840              -6.839
                  154-16             -1.685             -6.184              -8.442
                  162-16             -2.451             -7.448              -9.948
                  170-16             -3.174             -8.642             -11.368
                  178-16             -3.858             -9.771             -12.712

                     WAL              7.402              4.157               3.397
                Mod Durn              5.950              3.635               3.028
           Mod Convexity              0.435              0.159               0.112
        Principal Window      Feb12 - Aug35      Sep09 - Feb10       Dec08 - Apr09
           Maturity #mos                359                 53                  43

                  Prepay            500 PSA            800 PSA            1000 PSA

             Yield Curve Mat      3MO      6MO      2YR      3YR      5YR     10YR     30YR
                         Yld 3.454086 3.630036 3.733320 3.758985 3.821528 4.024051 4.290884

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